                                                                   EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-64999) of Synagro Technologies, Inc. of our report dated March 16, 2005 relating to the consolidated financial statements, which appears in this Form 10-K/A.

PricewaterhouseCoopers LLP
Houston, Texas
May 24, 2005